    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 1996

                                                     REGISTRATION NO. 333-11263

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- -------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                               AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                             TORCHMARK CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

              DELAWARE                              63-0780404
  (STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)

                            2001 THIRD AVENUE SOUTH
                           BIRMINGHAM, ALABAMA 35233
                                (205) 325-4200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                              WILLIAM C. BARCLIFT
                      VICE PRESIDENT AND GENERAL COUNSEL
                             TORCHMARK CORPORATION
                            2001 THIRD AVENUE SOUTH
                           BIRMINGHAM, ALABAMA 35233
                                (205) 325-4200
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                  COPIES TO:

   RALPH F. MACDONALD, III, ESQ.               JOHN M. BRANDOW, ESQ.
           ALSTON & BIRD                       DAVIS POLK & WARDWELL
        ONE ATLANTIC CENTER                    450 LEXINGTON AVENUE
     1201 WEST PEACHTREE STREET              NEW YORK, NEW YORK 10017
       ATLANTA, GA 30309-3424                     (212) 450-4000
           (404) 881-7000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
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

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT, TORCHMARK HEREBY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BIRMINGHAM, STATE OF ALABAMA, ON THE 30TH DAY OF AUGUST, 1996.

                                          Torchmark Corporation

                                                 /s/ R.K. Richey
                                          By: _________________________________
                                                      R.K. RICHEY
                                                      CHAIRMAN AND CHIEF
                                                      EXECUTIVE OFFICER

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                        TITLE                 DATE

         /s/ R.K. Richey               Chairman, Chief         August 30, 1996
- -------------------------------------   Executive Officer
            (R.K. RICHEY)               and Director

                  *                    Vice Chairman and       August 30, 1996
- -------------------------------------   Director (Principal
          (KEITH A. TUCKER)             Financial Officer)

                  *                    Vice President and      August 30, 1996
- -------------------------------------   Chief Accounting
          (GARY L. COLEMAN)             Officer (Principal
                                        Accounting Officer)

                  *                    Director                August 30, 1996
- -------------------------------------
          (DAVID L. BOREN)

                  *                    Director                August 30, 1996
- -------------------------------------
            (J.P. BRYAN)

                  *                    Director                August 30, 1996
- -------------------------------------
         (JOSEPH M. FARLEY)

                                     II-4
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              SIGNATURE                         TITLE                DATE


                  *                     Director               August 30, 1996
- -------------------------------------
         (LOUIS T. HAGOPIAN)


                  *                     Director               August 30, 1996
- -------------------------------------
           (C. B. HUDSON)


                  *                     Director               August 30, 1996
- -------------------------------------
       (JOSEPH L. LANIER, JR.)


                  *                     Director               August 30, 1996
- -------------------------------------
        (HAROLD T. MCCORMICK)


                  *                     Director               August 30, 1996
- -------------------------------------
         (GEORGE J. RECORDS)


                  *                     Director               August 30, 1996
- -------------------------------------
       (YETTA G. SAMFORD, JR.)

     /s/ William C. Barclift
*By _________________________________
        (WILLIAM C. BARCLIFT)
         (ATTORNEY-IN-FACT)

                                      II-5